CALVERT SOCIAL INVESTMENT FUND

(Balanced, Bond, Equity, Money Market, Enhanced Equity and Technology Portfolios)

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2002

New Account	(800) 368-2748	Shareholder
Information:	(301) 951-4820	Services:	(800) 368-2745
Broker	(800) 368-2746	TDD for the
Services:	(301) 951-4850	Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated January 31, 2002. The Fund's audited financial statements included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Investments Policies and Risks	2
Investment Restrictions	9
Dividends, Distributions and Taxes	11
Net Asset Value	11
Calculation of Yield and Total Return	14
Purchase and Redemption of Shares	17
Advertising	17
Trustees, Officers and Advisory Council	18
Investment Advisor and Subadvisors	23
Administrative Services Agent	25
Method of Distribution	25
Transfer and Shareholder Servicing Agents	29
Portfolio Transactions	29
Personal Securities Transactions	31
Independent Accountants and Custodians	31
General Information	31
Control Persons and Principal Holders of Securities	32
Appendix	35

INVESTMENT POLICIES AND RISKS

Foreign Securities (Not Applicable to Enhanced Equity or Money Market)

Investments in foreign securities may present risks not typically involved in domestic investments. The Portfolios may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are US dollar-denominated and traded in the US on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolios may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolios change investments from one country to another or convert foreign securities holdings into US dollars.

United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Investing in emerging markets in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, by severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy, or by political instability, including risk of expropriation.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the US dollar, the value of the security in US dollars will increase or decline correspondingly. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Portfolios may enter into forward foreign currency contracts for two reasons. First, the Portfolios may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolios may be able to protect themselves against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Portfolios enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolios' securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Portfolios' securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Eurocurrency Conversion Risk. European countries that are members of the European Monetary Union have agreed to use a common currency unit, the "euro". Although the Advisor and Subadvisors do not anticipate any problems in conversion from the old national currencies to the euro, there may be issues involved in settlement, valuation, and numerous other areas that could impact the Portfolios. Calvert has been reviewing all of its computer systems for Eurocurrency conversion compliance. There can be no assurance that there will be no negative impact on the Portfolios, however, the Advisor, Subadvisor and custodian have advised the Portfolios that they have been actively working on any necessary changes to their computer systems to prepare for the conversion, and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

Foreign Money Market Instruments

The Money Market Portfolio may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of US branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of US banks ("Eurodollar" instruments). All such instruments must be high-quality, US dollar-denominated obligations. Although these instruments are not subject to foreign currency risk since they are US dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of US issuers. See "Foreign Securities" above.

Tracking the Index (Enhanced Equity Only)

The process used by the Portfolio to attempt to track the Index within its expected tracking error limit relies on assessing the difference between the Portfolio's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Portfolio. The extent to which the total risk characteristics of the Portfolio vary from that of the Index is active risk or tracking error.

The Portfolio's ability to track the index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Portfolio returns against Index returns, the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Portfolio and the Index. The Portfolio will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

Short Sales (Technology Only)

The Fund may engage in short sales to gain optimum return on a short position in a company's stock. To limit the Fund's exposure, during the time a short position is open, the Fund will maintain in a segregated custodial account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the market price of the short position. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, US government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact Investments

The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings.) The annual return on High Social Impact Investments is between 0% and 4%. Thus, rather than earning a higher rate, as would be expected, to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.

The Fund expects to purchase its High Social Impact Investments primarily in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. The Foundation maintains a certain required level of capital upon which the Fund could rely if a note were ever to default.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings. The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. Currently, there are three NRSROs.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.

When purchasing non-investment grade debt securities, rated or unrated, the Advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts (Not Applicable to Money Market)

The Portfolios may, in pursuit of their respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

These Portfolios may engage in such transactions only to hedge the existing positions in the respective Portfolios (or for Managed Index Enhanced Equity, for liquidity or to hedge cash exposure). They may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

These Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. These Portfolios may purchase put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. By buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

These Portfolios may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolios intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Portfolio to forego future appreciation of the securities covered by the option.

When a Portfolio writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

These Portfolios may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund and the affected Portfolio. The Portfolio's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. These Portfolios may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on US Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a US exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolios against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolios against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolios will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

Risks of Options and Futures Contracts. If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Swap Agreements

The Fund may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. The Fund will only enter in swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market variables the investment performance of the Fund may be less favorable than it would have been if this investment technique were not used.

Lending Portfolio Securities

The Portfolios may lend their securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Portfolios must be able to terminate such loans upon notice at any time. The Portfolios will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Portfolios continue to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Portfolios' investment objective, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Portfolios will make loans of their securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Portfolio. The Portfolio will recognize any gain or loss in the market value of the securities during the loan period. The Portfolio may pay reasonable custodial fees in connection with the loan.

Money Market Default Insurance

CSIF Money Market has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by CSIF Money Market are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. The policy will expire in September, 2002 unless it is renewed. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Portfolio.

(1) CSIF Money Market, Balanced, Equity, and Managed Index Enhanced Equity: Each Portfolio may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act. CSIF Bond and Technology Portfolios may not make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.

(2) CSIF Money Market, Balanced, Equity, Bond and Enhanced Equity: No Portfolio may concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby), or, for CSIF Money Market, domestic bank money market instruments. CSIF Technology may concentrate its investments in the securities of issuers primarily engaged in industries within the technology sector and securities issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements secured thereby.

(3) No Portfolio may issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of a Portfolio's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the affected Portfolio may pledge, mortgage or hypothecate its assets.

(4) No Portfolio may underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with a Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) No Portfolio may invest directly in commodities or real estate, although a Portfolio may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) No Portfolio may make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan.

Nonfundamental Investment Restrictions

The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

Money Market Portfolio may not:

(1) Purchase the obligations of foreign issuers (except foreign money market instruments that are US dollar denominated).

(2) Purchase illiquid securities if more than 10% of the value of the Portfolio's net assets would be invested in such securities.

(3) Make short sales of securities or purchase any securities on margin.

(4) Write, purchase or sell puts, calls or combinations thereof.

(5) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of its total assets. CSIF Money Market does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

Balanced, Equity, and Bond Portfolios may not:

(1) Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).

(2) Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).

(3) Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Portfolio's assets.

(4) Purchase illiquid securities if more than 15% of the value of that Portfolio's net assets would be invested in such securities.

(5) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(6) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(7) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(8) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Portfolio's total assets. No Portfolio intends to make any purchases of securities if borrowing exceeds 5% of its total assets.

Enhanced Equity Portfolio may not:

(1) Purchase the obligations of foreign issuers.

(2) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(3) Purchase debt securities (other than money market instruments).

(4) Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

(5) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(6) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(7) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

Technology Portfolio may not:

(1) Under normal circumstances, invest less than 80% of its net assets in the securities of issuers in the technology sector.

(2) Purchase the obligations of foreign issuers or ADRs if more than 25% of the value of the Portfolio's net assets would be invested in such securities.

(3) Purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.

(4) Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Portfolio's net assets.

(5) Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options securities held by the Portfolio, would exceed 5% of the Portfolio's total assets.

(6) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Portfolio's total assets. The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

duplication of advisory fees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2001, for the Money Market Portfolio was $43,273, Balanced Portfolio was $0, Bond Portfolio was $0, Equity Portfolio was $0, Enhanced Equity Portfolio was $0, and Technology Portfolio was $0.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% of each reportable redemption transaction occurring in the Balanced, Equity, Bond, and Managed Index-Enhanced Equity Portfolios if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund (not applicable to Money Market Portfolio): (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the US, a State, the District of Columbia, a US possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; US registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

Many states do not tax the portion of the Fund's dividends which is derived from interest on US Government obligations. State law varies considerably concerning the tax status of dividends derived from US Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

net asset value

Shares of the Money Market Portfolio are issued and redeemed at the net asset value per share of the Portfolio. The public offering price of the shares of the Balanced, Equity, Bond, Managed IndexEnhanced Equity, and Technology Portfolios is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). Shares of the other Portfolios are redeemed at their respective net asset values per share, less any applicable contingent deferred sales charge ("CDSC"). The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share; the net asset values of the other Portfolios fluctuate based on the respective market value of the Portfolios' investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Portfolio's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.

The assets of the Balanced, Equity, Bond, Enhanced Equity, and Technology are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Trustees.

The Money Market Portfolio's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Net Asset Value and Offering Price Per Share, as of September 30, 2001
CSIF Money Market Portfolio
Net asset value per share
($206,060,933/ 206,155,066 shares)	$1.00

CSIF Balanced Portfolio
Class A net asset value per share
($532,008,463 / 21,733,877 shares)	$24.48
Maximum sales charge, Class A
(4.75% of offering price)	1.22
Offering price per share, Class A	$25.70

Class B net asset value and offering price per share
($14,360,763 / 590,362 shares)	$24.33

Class C net asset value and offering price per share
($12,889,065 / 534,713 shares)	$24.10

Class I net asset value and offering price per share
($29,398,651 / 1,207,324 shares)	$24.35

CSIF Bond Portfolio
Class A net asset value per share	$16.38
($96,736,347 / 5,905,932 shares)
Maximum sales charge
(3.75% of offering price)	.64
Offering price per share, Class A	$17.02

CSIF Bond Portfolio (continued)
Class B net asset value and offering price per share
($8,045,767 / 492,903 shares)	$16.32

Class C net asset value and offering price per share
($3,523,793 / 216,153 shares)	$16.30

Class I net asset value and offering price per share
($1,473,347 / 89,917 shares)	$16.39

CSIF Equity Portfolio
Class A net asset value per share
($252,067,750 / 9,092,405 shares)	$27.72
Maximum sales charge, Class A
(4.75% of offering price)	1.38
Offering price per share, Class A	$29.10

Class B net asset value and offering price per share
($30,014,864 / 1,125,336 shares)	$26.67

Class C net asset value and offering price per share
($26,454,884 / 1,062,073 shares)	$24.91

Class I net asset value and offering price per share
($2,500,819 / 89,601 shares)	$27.91

CSIF Enhanced Equity Portfolio
Class A net asset value per share
($30,525,146 / 2,085,473 shares)	$14.64
Maximum sales charge, Class A
(4.75% of offering price)	.73
Offering price per share, Class A	$15.37

Class B net asset value and offering price per share
($5,487,809 / 388,704 shares)	$14.12

Class C net asset value and offering price per share
($3,375,668 / 238,318 shares)	$14.16

Class I net asset value and offering price per share
($969 / 65 shares)	$14.84

CSIF Technology Portfolio
Class A net asset value per share
($1,873,174 / 480,143 shares)	$3.90
Maximum sales charge, Class A
(4.75% of offering price)	.19
Offering price per share, Class A	$4.09

Class B net asset value and offering price per share
($462,493 / 119,705 shares)	$3.86

CSIF Technology Portfolio (continued)
Class C net asset value and offering price per share
($120,147 / 30,951 shares)	$3.88

Class I net asset value and offering price per share
($523,625 / 133,333 shares)	$3.93

Calculation of Yield and total return

Money Market Portfolio: Yield

From time to time, the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Portfolio refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. The Money Market Portfolio's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

Effective yield = (base period return + 1)365/7 -1

The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended September 30, 2001, the Money Market Portfolio's yield was 5.132.57% and its effective yield was 5.262.60%.

Bond Portfolio: Yield

The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semiannual, basis. The Bond Portfolio's yield is computed according to the following formula:

Yield = 2 (a-b/cd+1)6 - 1

where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio's yield for the month ended September 30, 2001 was 5.34% for Class A shares, 4.53% for Class B shares, 4.31% for Class C shares, and 5.56% for Class I shares.

The yield of both the Money Market and Bond Portfolios will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

Balanced, Equity, Bond, Enhanced Equity and Technology Portfolios: Total Return and Other Quotations

The Balanced, Equity, Bond, Enhanced Equity and Technology Portfolios may each advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Class I shares do not have a sales charge.

The standardized total return for Class I shares of the Balanced, Bond, and Equity Portfolios is "linked" to the Class A total return. That is, these Class I shares have an actual inception subsequent to the Class A shares. In the table below, performance results before the Class I actual inception date are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. Nonstandardized total return for Class I share may also be shown from the actual Class I inception date; this figure is not linked to Class A total return.

Return for the Balanced, Bond, Equity, Enhanced Equity, and Technology Portfolios' shares for the periods indicated are as follows:

Periods Ended	Class A	Class B		Class C		Class I
September 30, 2001	Total Return	Total Return		Total Return		Total Return
With	Without	With	Without	With	Without	Linked	Actual
	Maximum Load	CDSC		CDSC

Balanced Portfolio
One Year	(21.65%)	(17.74%)	(22.61%)	(18.54%)	(19.38%)	(18.57%)	(17.30%)	(17.30%)
Five Years	4.88%	5.90%	N/A	N/A	4.80%	4.80%	6.10%	N/A
Ten Years	6.92%	7.44%	N/A	N/A	N/A	N/A	7.54%	N/A
From Inception	9.55%	9.83%	(2.29%)	(1.44%)	5.91%	5.91%	9.88%	(2.41%)

(October 21, 1982, for Class A)

(March 31, 1998, for Class B)

(March 1, 1994, for Class C)

(February 26, 1999, for actual Class I)

(October 21, 1982 for Linked Class I)

Periods Ended	Class A	Class B		Class C		Class I
September 30, 2001	Total Return	Total Return		Total Return		Total Return
With	Without	With	Without	With	Without	Linked	Actual
	Maximum Load	CDSC		CDSC

Bond Portfolio
One Year	9.27%	13.53%	8.30%	12.30%	11.13%	12.13%	14.19%	14.19%
Five Years	6.84%	7.67%	N/A	N/A	N/A	N/A	7.86%	N/A
Ten Years	6.86%	7.27%	N/A	N/A	N/A	N/A	7.36%	N/A
From Inception	7.96%	8.25%	5.39%	5.64%	5.33%	5.33%	8.31%	11.26%

(August 24, 1987, for Class A)

(March 31, 1998, for Class B)

(June 1, 1998, for Class C)

(March 31, 2000 for actual Class I)

(August 24, 1987 for linked Class I)
Periods Ended	Class A	Class B		Class C		Class I
September 30, 2001	Total Return	Total Return		Total Return		Total Return
With	Without	With	Without	With	Without	Linked	Actual
	Maximum Load	CDSC		CDSC

Equity Portfolio
One Year	(16.01%)	(11.82%)	(17.07%)	(12.71%)	(13.51%)	(12.63%)	(11.49%)	(11.49%)
Five Years	9.95%	11.02%	N/A	N/A	9.97%	N/A	11.17%	N/A
Ten Years	8.84%	9.37%	N/A	N/A	N/A	N/A	9.44%	N/A
From Inception	8.46%	8.83%	3.30%	4.08%	8.48%	8.48%	8.88%	4.%

(August 24, 1987, for Class A)

(March 31, 1998, for Class B)

(March 1, 1994, for Class C)

(November 1, 1999 for actual Class I)

(August 24, 1987 for linked Class I)
Periods Ended	Class A	Class B		Class C		Class I
September 30, 2001	Total Return	Total Return		Total Return		Total Return
With	Without	With	Without	With	Without
	Maximum Load	CDSC		CDSC

Enhanced Equity Portfolio
One Year	(29.43%)	(25.93%)	(30.40%)	(26.74%)	(27.44%)	(26.71%)	(25.40%)
From Inception	(1.77%)	(0.38%)	(2.38%)	(1.52%)	(0.50%)	(0.50%)	0.05%

(April 15, 1998, for Class A)

(April 15, 1998, for Class B)

(June 1, 1998 for Class C)

(April 15, 1998 for Class I)

Technology Portfolio
From Inception	(75.24%)	(74.00%)	(75.55%)	(74.27%)	(74.39%)	(74.13%)	(73.80%)

(October 31, 2000)

The Class A total return figures above and the Bond Portfolio yield figures above were calculated using the maximum sales charge in effect at that time. CAMCO assumed active management of the Bond Portfolio effective March, 1997, new subNew sub-advisors assumed management of the Equity Portfolio effective September, 1998, and new sub- subadvisors assumed management of the Balanced Portfolio effective July, 1995. Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

The Fund may advertise an internal rate of return ("IRR") on direct company holdings in its special equities program. This is a non-standardized performance calculation. See the explanation in the "Advertising" portion of this Statement, below. These direct company holdings represent only a very small portion of a Portfolio's assets, and the IRR on this part of the special equities program should not be confused with the yield and total return of any particular Portfolio.

purchase and redemption of shares

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

The Fund has filed a notice of election under rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

See the prospectus for more details on purchases and redemptions.

advertising

The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.

The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes.

Calvert is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, DecDecember 31, 2001). Calvert was also the first to offer a family of socially responsible mutual fund portfolios.

The IRR includes direct investments in companies only (no funds, partnerships, or financial institutions). It is based on annual cash flows beginning with the first direct investment on December 18, 1992 to the date shown in the advertisement. Cash outflows include all disbursements to companies, including follow-ons. The IRR assumes full exercise of warrant positions in the year of calculation if not previously exercised. Cash inflows includes all receipts from acquisitions and earnouts. It also assumes positions are fully liquidated in the year of calculation. Public company holdings are liquidated at market price, including warrants; others are liquidated at carrying value whether marked up, down, or at cost. All but a small portion of these returns are unrealized. Past performance is no guarantee of future results.

TRUSTEES, OFFICERS, and advisory council

The Fund's Board of Trustees supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees.
# of Calvert
Position Position Portfolios Other
Name & with Start Principal Occupation Overseen Directorships
Date of Birth Fund Date During Last 5 Years (Not Applicable to Officers)
REBECCA ADAMSON DOB: 9/10/49	Trustee	1989	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	9	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1982	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.
FREDERICK A. DAVIE, JR. DOB: 04/15/56	Trustee	2001	Vice-President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	7	Empire State Pride Agenda Habitat for Humanity - NYC National Association for Alcoholism and Drug Dependancy Buckhorn Association
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
Joy V. JOnes DOB: 7/2/50	Trustee	1990	Attorney and entertainment manager in New York City.	9
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership.	9
  Hampshire County United Way
  Cyberlore Studies, Inc.
  Calvert Foundation
  CoopPlus of Western Mass, Inc.
  CoopPlus Energy Services, Inc.
  Stone Soup Foundation
  Meadowbrook Lane Capital, Inc.
  Ben & Jerry's Homemade, Inc.

# of Calvert
Position Position Portfolios Other
Name & with Start Principal Occupation Overseen Directorships
Date of Birth Fund Date During Last 5 Years (Not Applicable to Officers)
SYDNEY AMARA MORRIS DOB: 9/7/49	Trustee	1982	Private practice as a mediational consultant. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship. Rev. Morris is a graduate of Harvard Divinity School.	7
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & Senior Vice-President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
CHARLES T. NASON DOB: 4/22/46	Trustee	1990	Vice Chairman and President of Ameritas Acacia Mutual Holding Company, and Chairman and CEO, Acacia Life Insurance Company.	7	Washington Real Estate Investment Trust Chairman, Acacia Federal Savings Bank
D. Wayne Silby, Esq. DOB: 7/20/48	Trustee & President	1982	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
CATHERINE S. BARDSLEY, Esq. DOB: 10/4/49	Officer	1982	Of counsel to Kirkpatrick & Lockhart LLP, the Fund's legal counsel.
SUSAN walker Bender, Esq. DOB: 1/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999

Assistant Vice-President and Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.

Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 07/6/68	Officer	2000	Tax Compliance Officer of Calvert Group, Ltd.

# of Calvert
Position Position Portfolios Other
Name & with Start Principal Occupation Overseen Directorships
Date of Birth Fund Date During Last 5 Years (Not Applicable to Officers)
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 8/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 7/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or Calvert Group, Ltd. and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that: (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.

On October 8, 1998, Dr. Mollner declared and filed for personal bankruptcy protection under Chapter 7 of the Federal Bankruptcy Code. The cause of Dr. Mollner's financial difficulties was losses sustained in trading in the options and futures market.

The address of Trustee and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Trustees and officers of the Fund as a group own less than 1% of any class of each Portfolio's outstanding shares. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Nason is an interested person of the Fund since he is an officer and director of the parent company of the Fund's advisor.

Each of the Officers is also an Officer of each of the subsidiaries of Calvert Group, Ltd., and each of the other investment companies in the Calvert Family of Funds.

The Board of Trustees has 5 standing Committees. The Governance Committee of the Board of Trustees addresses matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Each of these Committees met four times during the past fiscal year. The Disinterested Trustees of the Board (Ms. Jones, Adamson, Morris, and Messrs. Baird, Mollner, Davie and Guffey) comprise both the Governance Committee and the Audit Committee.

The High Social Impact Committee of the Board of Trustees oversees the Fund's direct investments in High Social Impact investments, including review, selection, and fair valuation of such investments. Ms. Adamson and Messrs. Guffey, Mollner and Silby comprise this Committee. It met 3 times in the past fiscal year. The Special Equities Committee of the Board of Trustees oversees the Fund's Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments. Ms. Jones and Morris, and Messrs. Silby and Guffey comprise the Special Equities Committee. It met 8 times in the past fiscal year. The Board has recently created the Community Investment Committee to oversee its investments in the Calvert Social Investment Foundation and to assist with the fair valuation of any Foundation Notes held by the Fund. Ms. Jones and Morris and Mr. Baird comprise this Committee. This Committee is expected to meet twice a year.

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2001:

CSIF Money Market
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird	none	>$100,000
Rebecca Adamson	$10,001-$50,000	$50,001-$100,000
John G. Guffey, Jr.	none	>$100,000
Joy V. Jones	none	$1-$10,000
Sydney A. Morris	none	$10,001-$50,000
Terrance J. Mollner	none	$10,001-$50,000
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	$10,001-$50,000
D. Wayne Silby	$1-$10,000	>$100,000
Fred A. Davie, Jr.	none	none

CSIF Balanced
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird	>$100,000	>$100,000
Rebecca Adamson	$1-$10,000	$50,001-$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Joy V. Jones	none	$1-$10,000
Sydney A. Morris	none	$10,001-$50,000
Terrance J. Mollner	none	$10,001-$50,000
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	$10,001-$50,000	$10,001-$50,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	none	none

CSIF Bond
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird	none	>$100,000
Rebecca Adamson	none	$50,001-$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Joy V. Jones	none	$1-$10,000
Sydney A. Morris	$1-$10,000	$10,001-$50,000
Terrance J. Mollner	none	$10,001-$50,000
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	$10,001-$50,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	none	none

CSIF Equity
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird	none	>$100,000
Rebecca Adamson	$1-$10,000	$50,001-$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Joy V. Jones	none	$1-$10,000
Sydney A. Morris	$1-$10,000	$10,001-$50,000
Terrance J. Mollner	$10,001-$50,000	$10,001-$50,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000
Charles T. Nason	none	$10,001-$50,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	none	none

CSIF Enhanced Equity
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird	$10,001-$50,000	>$100,000
Rebecca Adamson	none	$50,001-$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
Joy V. Jones	none	$1-$10,000
Sydney A. Morris	$1-$10,000	$10,001-$50,000
Terrance J. Mollner	none	$10,001-$50,000
Barbara J. Krumsiek	>$100,000	>$100,000
Charles T. Nason	none	$10,001-$50,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	none	none

CSIF Technology
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird	$1-$10,000	>$100,000
Rebecca Adamson	none	$50,001-$100,000
John G. Guffey, Jr.	$1-$10,000	>$100,000
Joy V. Jones	none	$1-$10,000
Sydney A. Morris	$1-$10,000	$10,001-$50,000
Terrance J. Mollner	none	$10,001-$50,000
Barbara J. Krumsiek	none	>$100,000
Charles T. Nason	none	$10,001-$50,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Fred A. Davie, Jr.	none	none

The Advisory Council is a resource to the Fund's Board of Trustees regarding communications networks for the Fund and the application and refinement of the Fund's social criteria. The Advisory Council has no power, authority, or responsibility with respect to the management of the Fund or the conduct of the affairs of the Fund. Members of the Advisory

Council receive $600 for each meeting attended, plus expenses.

Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table
Fiscal Year 2001	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for Service	Benefits Accrued as part	Registrant and Fund
	as Trustee/Officer	of Registrant Expenses*	Complex paid to Trustee**
Name of Trustee

Rebecca Adamson	$31,430	$0	$37,430
Richard L. Baird, Jr.	$5,400	$0	$47,900
John G. Guffey, Jr.	$13,115	$6,558	$63,865
Joy V. Jones	$23,230	$19,281	$29,230
Terrence J. Mollner	$21,430	$16,973	$35,430
Sydney Amara Morris	$33,230	$6,000	$34,230
D. Wayne Silby	$21,230	$0	$76,230

*Ms. Adamson, Ms. Jones, Rev. Morris, and Messrs. Guffey and Mollner have chosen to defer a portion of their compensation. As of September 30, 2001, total deferred compensation, including dividends and capital appreciation, was $45,029.80; $51,794.50; $43,609.18; $50,611.07; and $24,559.81 for each of them, respectively.

**As of September 30, 2001, The Fund Complex consists of ten (10) registered investment companies.

From time to time, the Fund may make charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

investment advisor and subadvisor

The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia"). On January 1, 1999, Acacia merged with and became a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of trustees, executive officers and employees of the Fund, and Advisory Council members, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Under an advisory agreement approved by shareholders in early 2000, the Advisor receives an annual fee, payable monthly, of 0.425% of the first $500 million of the Balanced Portfolio's average daily net assets, 0.40% of the next $500 million of such assets, and 0.375% of all assets above $1 billion; 0.35% of the Bond Portfolio's average daily net assets; 0.50% of the Equity Portfolio's average daily net assets; 0.30% of the Money Market Portfolio's average daily net assets and 0.60% of the Enhanced Equity Portfolio's average daily net assets.

The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse the Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.

The Advisor may, but is not required to waive current payment of its fees, or to reimburse expenses of the Fund.

For those Portfolios with multiple classes, investment advisory fees are allocated as a Portfolio-level expense based on net assets.

The following chart shows the advisory fees paid to the Advisor for the past three fiscal years:
	1999	2000	2001
Money Market	$713,040	$622,860	$626,671
Balanced	$3,809,681	$3,201,622	$2,857,088
Bond	$301,347	$250,572	$303,682
Equity	$896,683	$1,235,345	$1,574,851
Enhanced Equity	$189,815	$241,536	$286,049

The advisory fee paid to the Advisor by the Technology Portfolio from its inception (October 31, 2000) through September 30, 2001, was $43,562.

In reapproving the investment advisory agreements, the Board of Trustees considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the Advisor; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Fund's management fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Trust to the Advisor; the direct and indirect benefits derived by the Advisor from the relationship with the Funds, such as investment research the Advisor receives in connection with the Funds' brokerage commissions, selling concessions and/or discounts in fixed-pricing offerings; the effect of each Fund's growth and size on the Fund's performance and expenses; and any possible conflicts of interest. In reviewing the overall profitability of the management fee to the Funds' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

Subadvisors

Brown Capital Management, Inc. is controlled by Eddie C. Brown. It receives a subadvisory fee, paid by the Advisor, of 0.25% of net assets it manages for the Balanced Portfolio.

NCM Capital Management Group, Inc. is a subsidiary of the North Carolina Mutual Life Insurance Company. It receives a subadvisory fee, paid by the Advisor, of 0.25% of net assets it manages for the Balanced Portfolio.

Atlanta Capital Management Company, LLC is controlled by Eaton Vance Corp. Atlanta Capital receives a subadvisory fee, paid by the Advisor, of 0.30% of the assets it manages for the Equity Portfolio.

SSgA Fund Management, Inc. is a subsidiary of State Street Bank and Trust. It receives a subadvisory fee, paid by the Advisor, of 0.35% of the Managed IndexEnhanced Equity Portfolio's first $100 million of average net assets and 0.25% of any such assets over $100 million, subject to a minimum annual fee of $150,000.

Turner Investment Partners, Inc. is 100% employee owned. It receives a subadvisory fee, paid by the Advisor, of 1.00% of the Technology Portfolio's first $100 million of average net assets and 0.90% of any such assets over $100 million.

The Board of Trustees reapproved the investment sub-advisory agreements between each of the sub-advisors and the Advisor based on a number of factors relating to each sub-advisor's ability to perform under its sub-advisory agreement. These factors included: the sub-advisor's management style and long-term performance record; the Fund's performance record; the sub-advisor's current level of staffing and its overall resources; the sub-advisor's financial condition; the sub-advisor's compliance systems, and any disciplinary history.

The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Portfolio will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Portfolio. The Portfolio will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

administrative services agent

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:
	Class A, B, and C	Class I
Money Market	0.20%	N/A
Balanced	0.275%	0.125%
Bond	0.30%	0.10%
Equity	0.20%	0.10%
Enhanced Equity	0.15%	0.10%
Technology	0.25%	0.05%

The following chart shows the administrative fees paid to CASC by the Portfolios for the past three fiscal years:
	1999	2000	2001
Money Market	$226,646	$415,240	$417,780
Balanced	$1,246,925	$2,128,681	$1,818,881
Bond	$83,992	$187,840	$257,623
Equity	$223,502	$502,182	$627,129
Enhanced Equity	$38,282	$61,800	$66,344

The administrative fee paid to CASC by the Technology Portfolio from its inception (October 31, 2000) through September 30, 2001, was $6,724. Administrative fees are allocated as a class-level expense based on net assets.

method of distribution

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced, Equity and Bond Portfolios' respective average daily net assets and 0.25% of the Technology, Money Market and Enhanced Equity Portfolios' average daily net assets. However, the Fund's Board of Trustees has determined that, until further action by the Board, no Portfolio shall pay Class A distribution expenses in excess of 0.25% of its average daily net assets; and further, that Class A distribution expenses only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.

Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity and Enhanced Equity and Technology Portfolios' Class B and Class C average daily net assets, respectively. Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses.

The Fund's Distribution Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class or Portfolio of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Portfolio requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The Advisor and/or CDI has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of the Fund shares, above the usual sales charges and service fees. This list may be changed from time to time. As of December 31, 2001, the Advisor and/or CDI had special arrangements with the following firms: Fidelity, Morgan Stanley, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber and The Advisors Group.

The Fund has entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive, a distribution fee and a service fee from the Fund based on the average daily net assets of each Portfolio's respective Classes. These fees are paid pursuant to the Fund's Distribution Plan. Total Distribution Plan Expenses paid to CDI by the Fund for the fiscal year ended September 30, 2001 were:

	Class A	Class B	Class C
Balanced Portfolio	$1,461,897	$142,211	$144,228
Bond Portfolio	$155,929	$50,198	$24,439
Equity Portfolio	$598,691	$271,235	$247,350
Enhanced Equity Portfolio	$67,764	$61,676	$40,658
Technology Portfolio*	$4,750	$4,811	$1,096

*from inception, October 31, 2000

For the fiscal year ended September 30, 2001, the Fund's Distribution Plan expenses for each class were spent for the following purposes:

Money Market

The Portfolio has never paid Distribution Plan expenses.

Balanced
	Class A	Class B	Class C	Class I
Compensation to broker-dealers	$910,456	$111,971	$144,228	N/A
Compensation to sales personnel	$62,705	$30,240	0	N/A
Advertising	$444,403	0	0	N/A
Printing and mailing of prospectuses
to other than current shareholders	$44,333	0	0	N/A
Compensation to underwriters	0	0	0	N/A
Interest, financing charges	0	0	0	N/A
Other	0	0	0	N/A

Bond

	Class A	Class B	Class C	Class I
Compensation to broker-dealers	$124,419	$37,649	$24,439	N/A
Compensation to sales personnel	$18,723	$12,549	0	N/A
Advertising	$9,221	0	0	N/A
Printing and mailing of prospectuses
to other than current shareholders	$3,566	0	0	N/A
Compensation to underwriters	0	0	0	N/A
Interest, financing charges	0	0	0	N/A
Other	0	0	0	N/A

Equity
	Class A	Class B	Class C	Class I
Compensation to broker-dealers	$523,693	$216,599	$247,350	N/A
Compensation to sales personnel	$18,697	$54,636	0	N/A
Advertising	$18,523	0	0	N/A
Printing and mailing of prospectuses
to other than current shareholders	$37,778	0	0	N/A
Compensation to underwriters	0	0	0	N/A
Interest, financing charges	0	0	0	N/A
Other	0	0	0	N/A

Enhanced Equity
	Class A	Class B	Class C	Class I
Compensation to broker-dealers	$50,171	$48,203	$40,658	N/A
Compensation to sales personnel	$7,809	$13,473	0	N/A
Advertising	$5,816	0	0	N/A
Printing and mailing of prospectuses
to other than current shareholders	$3,968	0	0	N/A
Compensation to underwriters	0	0	0	N/A
Interest, financing charges	0	0	0	N/A
Other	0	0	0	N/A

Technology*
	Class A	Class B	Class C	Class I
Compensation to broker-dealers	$3,998	$3,770	$1,096	N/A
Compensation to sales personnel	$112	$1,041	0	N/A
Advertising	$490	0	0	N/A
Printing and mailing of prospectuses
to other than current shareholders	$150	0	0	N/A
Compensation to underwriters	0	0	0	N/A
Interest, financing charges	0	0	0	N/A
Other	0	0	0	N/A

*from inception, October 31, 2001

Balanced, Equity, Enhanced Equity and Technology Portfolios

Class A shares are offered at net asset value plus a front-end sales charge as follows:
	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

Bond Portfolio

Class A Shares are offered at net asset value plus a front-end sales charge as follows:
	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	1999	2000	2001
Class A	Gross	Net	Gross	Net	Gross	Net
Balanced	$824,681	$271,056	$644,853	$254,346	$447,965	$119,963
Bond	$139,354	$45,110	$88,236	$36,301	$121,878	$49,922
Equity	$397,125	$134,333	$580,954	$221,801	$627,921	$246,888
Managed IndexEnhanced Equity	$103,336	$34,279	$107,743	$34,417	$63,681	$20,598
Technology*	N/A	N/A	N/A	N/A	$38,035	$12,907
Class B
Balanced	$14,358	$36,149	$23,618
Bond	$1,649	$5,154	$3,955
Equity	$10,382	$40,139	$40,616
Managed IndexEnhanced Equity	$8,065	$9,574	$13,153
Technology*	N/A	N/A	$179
Class C
Balanced	$1,072	$6,067	$3,075
Bond	$514	$299	$268
Equity	$916	$6,623	$6,850
Managed IndexEnhanced Equity	$222	$1,224	$690
Technology*	N/A	N/A	$212

*from inception, October 31, 2001

Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

Transfer and shareholder servicing agentS

National Financial Data Services, Inc. ("NFDS"), (P.O. Box 19544 Kansas City, MO 64121-9844), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, NFDS and CSSI receive a fee based on the number of shareholder accounts and transactions.

portfolio transactions

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Trustees.

Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor/subadvisor obligation to seek best execution. The Advisor or subadvisor may also consider sales of Fund shares as a factor in the selection of brokers.

For the last three fiscal years, total brokerage commissions paid were as follows:
	1999	2000	2001
Balanced	$552,292	$489,760	$669,486
Bond	$0	$1,551	$23,770
Equity	$213,314	$247,677	$392,974
Enhanced Equity	$19,518	$28,171	$21,033
Technology	N/A	N/A	$18,396

Related Brokerage commissions paid to affiliated persons for fiscal year 2001 were $0 for the Equity Portfolio and $0 for the Enhanced Equity Portfolio.

While the Fund's Advisor and Subadvisor(s) select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis. The Advisor and/or subadvisors may also direct selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor or Subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2001, the Advisor and/or Subadvisors directed brokerage for research services in the following amounts:
Portfolio	Transactions (in shares)	Related Commissions
Balanced	7,717,752	$385,887.60
Equity	3,466,233	$173,311.65
Enhanced Equity	0	$0
Technology	123,095	$5,397.75

For the same period the Advisor received soft-dollar credits for new issue fixed income designations of $4,870 for Balanced and $2,078 for Bond.

The Portfolio turnover rates for the last two fiscal years are as follows:
	2000	2001
Balanced	184%	214%
Bond	1,011%	955%
Equity	49%	43%
Enhanced Equity	43%	39%
Technology	N/A	596%

Personal securities transactions

The Fund, its Advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

independent accountants and custodians

Arthur Andersen LLP has been selected by the Board of Trustees to serve as independent accountants for fiscal year 2001. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

general information

The Fund is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. Prior to December 1, 1998, the Balanced Portfolio was named the Managed Growth Portfolio. Prior to December 29, 2000, Enhanced Equity was named Managed Index portfolio. All Portfolios are diversified except the Bond and Technology Portfolios, which are nondiversified. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Balanced, Bond, Equity, Enhanced Equity, and Technology Portfolios each offer four separate classes of shares: Class A, Class B, Class C and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

control persons and principal holders of securities

As of January 1, 2002, the following shareholders owned of record 5% or more of the outstanding voting securities of the class of the Fund as shown:
Portfolio
Name and Address	% of Ownership

Money Market Portfolio
none

Bond Portfolio
Charles Schwab & Co., Inc.	20.67% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	18.54% of Class B
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	12.02% of Class C
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Donaldson Lufkin Jenrette	14.97% of Class C
Securities Corp. Inc
P.O. Box 2052
Jersey City, NJ 07303-2052

Lutheran World Relief, Inc.	100.00% of Class I
700 Light Street
Baltimore, MD 21230-3850

Equity Portfolio
MLPF&S for the Sole Benefit of its Customers	5.01% of Class A
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	6.64% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	15.36% of Class B
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	15.41% of Class C
Fund Administration 976J0
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Walter F. Reames &	12.54% of Class I
Amanda S. Reames JTWROS
c/o Atlanta Capital Management
Two Midtown Plaza
Atlanta, GA 30309

SEI Trust Company	33.04% of Class I
c/o Chevy Chase Trust Company
FBO Trinity College CONS Endowment
#CH900575
Mutual Funds Administration
One Freedom Valley Drive
Oaks, PA 19456

Daniel W. Boone, III	54.43% of Class I
3626 Randall Mill Road, NW
Atlanta, GA 30327-2712

Enhanced Equity Portfolio
Charles Schwab & Co. Inc	12.91% of Class A
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Ameritas Life Insurance Corp.	37.62% of Class A
Separate Account D
P.O. Box 81889
Lincoln, NE 68501-1889

MLPF&S for the Sole Benefit of its Customers	9.84% of Class B
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

NFSC FEBO #Z10-084921	12.15% of Class C
NCCF
General Trust
6301 Greentree Road
Bethesda, MD 20817-3368

MLPF&S for the Sole Benefit of its Customers	14.01% of Class C
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Calvert Distributors, Inc.	95.24% of Class I
Corporate Accounting
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814-3384

Technology Portfolio
Charles Schwab & Co., Inc.	7.98% of Class A
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Gregory S. Allen	10.22% of Class A
Jill L. Allen JTWROS
1653 Indiana Street
Lawrence, KS 66044-4047

Donaldson Lufkin Jenrette	10.65% of Class B
Securities Corp. Inc
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S for the Sole Benefit of its Customers	38.76% of Class B
Fund Administration 97307
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

First Clearing Corporation	5.85% of Class C
A/C 373-9061
Laurence B. Guttmacher &
Therese A. Caffery
90 Indian Trail
Rochester, NY 14622-3307

Ali D. Amirkhan MD, Trustee	6.42% of Class I
Ali D. Amirkhan MD, Inc.
Retirement TR DTD 11-20-86
10312 South Sherwood Cr.
Villa Park, CA 92861-4513

MLPF&S for the Sole Benefit of its Customers	15.00% of Class C
Fund Administration 97307
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

NFSC FEBO #0RP-033847	24.06% of Class C
NFS/FMTC IRA
FBO Larry A. Meucci
1674 Virginia Drive
Elk Grove, IL 60007-2954

Ameritas Life Insurance Corp.	100.00% of Class I
Attn: Tina Udell
P.O. Box 81889
Lincoln, NE 68501-1889

appendix

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:

Description of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:

Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.

Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.

Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C/C: This rating is only for income bonds on which no interest is being paid.

D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper Ratings:

MOODY'S INVESTORS SERVICE, INC.:

The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

STANDARD & POOR'S CORPORATION:

Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

The Fund may also rely on ratings by any other NRSRO, such as Fitch International Rating Agency.

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

National Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT accountants

Arthur Andersen LLP

1601 Market Street

Philadelphia, PA 19103